                                             [ALL STAR LOGO]
                                                   GROWTH FUND-SM-

                                                      ANNUAL REPORT 2000









[GRAPHIC - STAR]
















                          LIBERTY ALL-STAR GROWTH FUND

A SINGLE INVESTMENT...
A DIVERSIFIED PORTFOLIO

Only one mutual fund offers:
-    A diversified, multi-managed portfolio of small-, mid- and large-cap stocks
- Exposure to the industry sectors that make the U.S. economy the world's most dynamic
-    Access to institutional-quality investment managers
-    Objective and ongoing manager evaluation
-    A quarterly fixed distribution policy
-    Listing on the New York Stock Exchange (ticker symbol: ASG)

LIBERTY ALL-STAR GROWTH FUND, INC.





[GRAPHIC]

                                                              PRESIDENT'S LETTER
--------------------------------------------------------------------------------
FELLOW SHAREHOLDERS:                                               FEBRUARY 2001

     Two thousand was a difficult year for growth stock investors and our Fund was no exception. After performing well through the first three quarters, Liberty All-Star Growth Fund felt the impact of a steep fourth quarter decline that indiscriminately hurt quality growth stocks as much as those with weaker fundamentals and doubtful future prospects. Nevertheless, the Fund outperformed the Russell growth indices across all capitalization ranges, but results were mixed compared to the Lipper mutual fund growth averages.
     The following tables summarize key performance data for the fourth quarter and full year 2000, as well as for calendar years 1996 through 1999.

--------------------------------------------------------------------------------------------------------------------
FUND FACTS AND SHORT--TERM PERFORMANCE
PERIODS ENDING DECEMBER 31, 2000                                          4TH QUARTER                   YEAR
--------------------------------------------------------------------------------------------------------------------
LIBERTY ALL-STAR GROWTH FUND, INC.
  Year End Net Asset Value (NAV) .................................................................     $10.86
  Year End Market Price ..........................................................................      $9.438
  Year End Discount ..............................................................................      13.1%
  Dividends Paid .....................................................        $0.33                     $1.34
  Market Price Trading Range .........................................  $9.125 to $12.375          $9.125 to $12.563
  Discount Range .....................................................    15.4% to 2.9%              23.9% to 2.9%
  Shares Valued at NAV ...............................................       (19.4)%                   (10.4)%
  Shares Valued at NAV with Dividends Reinvested .....................       (19.4)%                    (9.1)%
  Shares Valued at Market Price with Dividends Reinvested ............       (20.4)%                    (1.8)%
Lipper Mutual Fund Growth Averages
  Large-Cap ..........................................................       (18.3)%                   (16.2)%
  Mid-Cap ............................................................       (19.7)%                   (10.0)%
  Small-Cap ..........................................................       (15.9)%                    (5.0)%
Russell Growth Indices
  Largecap ...........................................................       (21.4)%                   (22.4)%
  Midcap .............................................................       (23.3)%                   (11.8)%
  Smallcap ...........................................................       (20.2)%                   (22.4)%
Nasdaq Composite Index ...............................................       (32.7)%                   (39.3)%

------------------------------------------------------------------------------------------------------------------
                                                                              CALENDAR YEAR RETURNS
PERFORMANCE SUMMARY                                          -----------------------------------------------------
YEARS ENDING DECEMBER 31                                      1999            1998           1997            1996*
------------------------------------------------------------------------------------------------------------------
LIBERTY ALL-STAR GROWTH FUND, INC.
  Shares Valued at NAV....................................    15.2%          15.1%          27.1%          17.6%
  Shares Valued at NAV with Dividends Reinvested..........    15.9           15.3           27.3           18.3
  Shares Valued at Market Price with Dividends Reinvested.     6.2            9.3           43.6            9.3
Lipper U.S. Diversified Equity............................    28.3           15.4           24.8           19.9
Russell Indices
  Largecap................................................    20.9           27.0           32.9           22.5
  Midcap..................................................    18.2           10.1           29.0           19.0
  Smallcap................................................    21.3           (2.6)          22.4           16.5

Figures shown for the Fund and the Lipper Mutual Fund Averages are total returns, which include dividends, after deducting fund expenses. The Fund's reinvested returns assume all primary subscription rights in the Fund's rights offering were exercised. Figures shown for the unmanaged Russell Indices and the Nasdaq Composite Index are total returns, including income.

* Liberty Asset Management Company (LAMCO) assumed complete management of the fund in November 1995, therefore, 1996 represents the first full calendar year of management by LAMCO.

                                                     ALL-STAR GROWTH FUND      1

PRESIDENT'S LETTER
--------------------------------------------------------------------------------

     Looking back on the market in 2000, growth stocks, represented by the NASDAQ Composite, had two rallies but each was followed by a sharp sell-off. Picking up from 1999's impressive performance, the NASDAQ continued a steady upward climb during January and February, rising 24 percent to an all-time high of just over 5,000 by mid-March. But rising interest rates, high valuations and disappointing corporate earnings over the next two months contributed to a sharp decline of over 37 percent to just over 3,100 by late May. As significant as that correction was, the All-Star Growth Fund fared well through that period, and Liberty Asset Management Company (LAMCO) used that correction in growth stocks as an opportunity to execute the final leg of the Fund's restructuring process by replacing the remaining value manager, Oppenheimer Capital, with a mid-cap growth manager, TCW Investment Management Company. Since May 1, the Fund has been comprised of three growth managers, each focusing on a specific capitalization range: small-, mid- and large-cap.

     During the summer months, investors' spirits brightened and the NASDAQ rebounded nearly 34 percent from the May lows to just over 4,200 by late August. With the Fund's all-cap growth structure firmly in place, each manager participated in that significant rebound. However, immediately after Labor Day, the NASDAQ entered into the second significant sell-off. The NASDAQ decline accelerated through the end of the year, falling nearly 33 percent for the fourth quarter. All Russell growth style benchmarks finished the quarter and the year in significant negative territory as well. Although it was a difficult year, we prefer to emphasize two points. First, the Fund outperformed most growth benchmarks; and second, the Fund is extremely well positioned for the long term.

     To the first point, with shares valued at Net Asset Value, the Fund outperformed the Russell Small, Mid and Large Cap Growth indices for both the fourth quarter and the full year. Compared with the Lipper mutual fund growth benchmarks, results were mixed. On the point of longer term prospects, during 2000 the all-cap growth structure was completed. We moved prudently; we minimized portfolio turnover, thus making the necessary changes in a tax efficient manner. The all-cap growth structure provides shareholders with a diversified growth stock portfolio managed by investment professionals with demonstrated records of success and with rigorous ongoing oversight and monitoring by the management team at LAMCO. We are confident that this structure will serve the Fund's growth investors well in the years to come.

     Before closing, let me turn to related matters of shareholder interest. First, registered shareholders can now access their account through our transfer agent, EquiServe, using the World Wide Web. For example, shareholders can access information about share balances; view current market price and total investment value; request and print various forms, including transfer of ownership; and conduct transactions. Additional online services will be added in the near future. Second, LAMCO has recently published an updated marketing brochure, which will be used to further increase awareness and promote the merits of the closed-end funds that LAMCO advises. Shareholders interested in receiving a copy can call 1-800-241-1850 or access the Fund's Web site at www.all-starfunds.com.


2    ALL-STAR GROWTH FUND

                                                              PRESIDENT'S LETTER
--------------------------------------------------------------------------------

     In this Annual Report, I would like to call your attention to two special features. The first is an article authored by the members of LAMCO's senior management team. I believe shareholders will gain a deeper understanding of the Fund by reading this article. In addition, we offer the insights of the Fund's three investment managers in our annual Roundtable, beginning on page 9. I think you'll find their comments interesting and informative.

     On behalf of the entire LAMCO team, I would like to take this opportunity to thank you for your continuing support of the Fund. As always, we will continue to work in the best long-term interests of the All-Star Growth Fund shareholders.

Sincerely,

/s/ William R. Parmentier

William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star Growth Fund, Inc. and
Liberty Asset Management Company





                                                    ALL-STAR GROWTH FUND       3

A CLOSER LOOK AT LIBERTY ALL-STAR GROWTH FUND
--------------------------------------------------------------------------------

SENIOR MANAGEMENT OF THE FUND ADVISOR DISCUSSES THE FACTORS THAT MAKE THE ALL-STAR GROWTH FUND UNIQUE

[PHOTO]
FROM LEFT ARE: MARK HALEY, BILL PARMENTIER AND CHRIS CARABELL

IN THIS SPECIAL ARTICLE FOR THE 2000 ANNUAL REPORT, THE SENIOR MANAGEMENT OF LIBERTY ASSET MANAGEMENT COMPANY (LAMCO) PROVIDES SHAREHOLDERS WITH AN IN-DEPTH LOOK AT THE ALL-STAR GROWTH FUND, INCLUDING THE FACTORS THAT MAKE IT UNIQUE, ITS LONG-TERM OBJECTIVES, SHAREHOLDER BENEFITS AND HOW THE FUND IS MANAGED. THE THREE LAMCO EXECUTIVES WRITING FOR THIS SPECIAL SECTION ARE WILLIAM R. PARMENTIER, JR., PRESIDENT AND CHIEF EXECUTIVE OFFICER; CHRISTOPHER S. CARABELL, SENIOR VICE PRESIDENT - PRODUCT DEVELOPMENT; AND MARK T. HALEY, VICE PRESIDENT - INVESTMENTS. IN BRIEF, THEIR BACKGROUNDS FOLLOW:

BILL PARMENTIER CAME TO LAMCO IN 1995 FROM THE GRUMMAN CORPORATION, WHERE HE WAS CHIEF INVESTMENT OFFICER AND PRESIDENT OF GQ ASSET MANAGEMENT, INC. AT GRUMMAN, HE WAS RESPONSIBLE FOR EMPLOYEE BENEFIT PLANS WITH COMBINED ASSETS OF $5 BILLION. HE IS A GRADUATE OF NEW YORK INSTITUTE OF TECHNOLOGY AND HOLDS AN M.B.A. IN FINANCE FROM HOFSTRA UNIVERSITY.

CHRIS CARABELL: A SENIOR MEMBER OF THE INVESTMENT TEAM, HE CAME TO LAMCO IN 1996 FROM BARRA ROGERSCASEY, AN INSTITUTIONAL CONSULTING FIRM, WHERE HE WAS ASSOCIATE DIRECTOR, U.S. EQUITY RESEARCH. PRIOR TO THAT, HE WAS DIRECTOR OF INVESTMENTS FOR THE BOY SCOUTS OF AMERICA'S PENSION PLAN AND ENDOWMENT. HE IS A GRADUATE OF BAYLOR UNIVERSITY AND HOLDS AN M.B.A. IN FINANCE FROM SOUTHERN METHODIST UNIVERSITY.

MARK HALEY: RESPONSIBLE FOR MANAGER SELECTION/IDENTIFICATION, PERFORMANCE EVALUATION/MONITORING AND PORTFOLIO STRUCTURE, HE CAME TO LIBERTY IN 1989 FROM STATE STREET CORPORATION. HE IS A GRADUATE OF SAINT ANSELM COLLEGE AND HOLDS AN M.B.A. FROM SUFFOLK UNIVERSITY.

4        ALL-STAR GROWTH FUND

                                   A CLOSER LOOK AT LIBERTY ALL-STAR GROWTH FUND
--------------------------------------------------------------------------------

THE FUND ADVISOR STRESSES ALIGNMENT OF MANAGEMENT AND SHAREHOLDER INTERESTS

By William R. Parmentier, Jr.

[PHOTO of William R. Parmentier, Jr.]

     If there is any characteristic of Liberty Asset Management Company that should be of paramount interest to shareholders it is our dedication to the proposition of putting shareholders' interests first. Another way of stating it: we believe we have achieved excellent alignment of shareholder and fund advisor interests, and we are dedicated to maintaining it going forward.

     Before going into this important topic in a little more depth, I should make sure that we are on the same page when it comes to terms. The first question to be asked and answered is, Who or what is Liberty Asset Management Company, or LAMCO, as we abbreviate it? LAMCO was established in 1986, the same year that the All-Star Growth Fund's "companion" fund, the Liberty All-Star Equity Fund, commenced operations. From a purely definitional standpoint, LAMCO is the registered investment management company responsible for managing the fund and its assets.

     What we do is different from most asset management companies in that instead of managing a portfolio of stocks, we manage a portfolio of investment managers. We look at investment management firms in much the same way that a portfolio manager analyzes a company that's a candidate for investment. I like to refer to this as "looking at the four Ps" . . . that is, we focus on each firm's philosophy, process, people and performance. So, instead of looking for a portfolio of stocks, we're looking for superior investment managers, but we're delving as deeply as an investment management firm would if they were buying "XYZ" stock.

     In terms of shareholder benefit, that makes us a turnkey investment. That is, we perform all the due diligence, research, selection and monitoring that an individual investor would. The difference is we do it with the experience, skill and expertise of professionals. That's not to say that individuals aren't thoughtful, careful investors. It's simply that this is what we do for a living, and we have years of experience, state-of-the-art analytical tools and ample time to perform all the necessary due diligence.

     I look at this as an ongoing extra layer of expertise that we provide our shareholders. We pick managers for the fund and we analyze them on an ongoing basis. We add value by selecting best of breed managers and replacing them when necessary. This brings me back to the point about objectivity: there are very few mutual fund products, even if they're multi-managed, that have the objective oversight that we provide on an ongoing basis. I think investors can take comfort in that.

     We are aligned with the investor and shareholder because if a manager is not performing, then we're not performing. We have no vested interest in retaining or keeping managers for any reason other than superior performance relative to their peers. Period. We're absolutely aligned with the shareholder. We want the same thing the shareholder wants, and that's better long-term, risk-adjusted returns than the average mutual fund. We are shareholders in the Fund and a good part of our compensation is based on the performance of the Fund. If the Fund does not perform well, we feel it as shareholders and as employees. So, there's no question where our interests lie: with you.


                                                   ALL-STAR GROWTH FUND        5

A CLOSER LOOK AT LIBERTY ALL-STAR GROWTH FUND
--------------------------------------------------------------------------------

MULTI-MANAGEMENT IS EMBEDDED IN THE ALL-STAR APPROACH TO INVESTING By Mark T. Haley

[PHOTO of Mark T. Haley]

     Multi-management is fundamental to All-Star's investment approach and to LAMCO's investment philosophy. It's the same investment approach and philosophy that is practiced by major institutional investors, such as pension plans and endowment funds. The big difference between All-Star and most mutual funds is that All-Star is multi-managed. With most funds, a single manager or a team of managers makes the investment decisions. With the All-Star Growth Fund, three complementary investment managers make the decisions, each operating separately from the others.

     LAMCO has had a decade and a half of experience managing for individuals using the multi-management philosophy and process. As you can see from our backgrounds (summarized on page 4), the senior managers of LAMCO have in-depth experience in both the institutional money management and mutual fund industries, so we are well equipped to manage funds in a multi-management environment.

     We've more or less defined multi-management already, but to reiterate, multi-management is an investment approach in which assets are allocated among several different, but complementary investment managers. Although the allocation could be disproportionate, the All-Star Growth Fund allocates its assets on an approximately equal basis among the three investment managers, each implementing a different, but complementary, growth strategy. The most important point is that multi-management is a disciplined way to invest for the long term.

     The rationale for multi-management is diversification and, hence, risk control. With All-Star, diversification is practiced at two levels. At the fund level, we don't diversify by stock, we diversify by manager, or subadvisor (LAMCO being the advisor). At the manager level, the investment managers diversify their portfolios (while remaining true to their investment style and strategy). It's interesting to note that subadvised and/or multi-managed funds are growing rapidly in the mutual fund industry; some estimate that for the past six years subadvised mutual funds have grown 6 percent a year faster than internally managed funds. LAMCO recognized the value of this approach 15 years ago.

     In addition to diversification, multi-management using independent subadvisors is highly objective. Out of thousands of investment managers, LAMCO has a wide open playing field to choose those whom we believe, both qualitatively and quantitatively, are superior investment managers.

     The All-Star Growth Fund is a growth equity fund consisting of three complementary growth style managers. Within the fund, each of the three managers concentrates on a different capitalization range - one focuses on small capitalization growth stocks, one on mid-cap growth stocks and the third on large capitalization growth stocks. We believe that good growth managers got to be that way, in large part, because they focus on a particular area of the capitalization spectrum. So, we don't try to say that one manager is an expert at all growth strategies, and that differentiates us from other growth equity funds.

     Focusing on different areas of the growth stock universe means that overlap among the three managers is held to a minimum, e.g., a large cap growth investment manager is unlikely to invest in small cap growth stocks. Moreover, there are differences in terms of what the managers look for in portfolio candidates. Some growth managers will seek the highest rates of growth while others may emphasize the sustainability of sales and earnings growth. In addition, emphasizing different areas of the capitalization spectrum introduces a degree of diversification and, hence, risk reduction, that a single growth manager is unlikely to achieve. The relevant point for shareholders is that understanding the managers' specific sub-styles allows us to do a superior job of portfolio construction. The benefits are reduced volatility and more consistent returns over the long term.

6       ALL-STAR GROWTH FUND

                                   A CLOSER LOOK AT LIBERTY ALL-STAR GROWTH FUND
--------------------------------------------------------------------------------

THE DISTRIBUTION POLICY IS ANOTHER ATTRIBUTE THAT MAKES ALL-STAR UNIQUE By Christopher S. Carabell

[PHOTO of Christopher S. Carabell]


Since 1997, the All-Star Growth Fund has had a policy of paying annual distributions on its common shares totaling approximately 10 percent of the fund's net asset value (NAV). The distributions are paid quarterly at a rate of
2.5 percent.

     This distribution policy is among several attributes that distinguish the All-Star Growth Fund. Two others are the fund's structure as a closed-end mutual fund and its multi-management investment approach, the latter having been discussed already. Actually, all three of these factors work together to add value for shareholders.

     A closed-end fund is one that has a fixed number of shares, which are bought and sold on a stock exchange through a broker or other financial intermediary. By contrast, most mutual funds are "open-ended" funds that continually offer new shares to investors and redeem shares when requested by the investor. All-Star is traded on the New York Stock Exchange (ticker symbol:
ASG) and is priced just like any other stock traded on an exchange - that is, by the supply and demand for the stock. Open-ended funds are not traded on stock exchanges; rather, purchases and redemptions are transacted at the net asset value by the fund sponsor.

     Why is All-Star a closed-end fund? Basically, because it lends itself to multi-management and to All-Star's objective as a long-term investment. Being a closed-end fund with a fixed number of shares allows All-Star's investment managers to plan more effectively and not be forced to react to temporary stock market fluctuations and untimely cash flows. Our managers are strictly focused on stock selection - not what the next day's inflows or outflows will be. Another advantage to closed-end funds is lower expenses. As an example, because there's a fixed shareholder base and, thus, fewer transactions, transfer agency fees are lower.

     Multi-management complements the payout policy because when LAMCO finds it necessary to replace an investment manager a portion of the portfolio is turned over (sold). This provides a systematic mechanism for distributing funds to shareholders principally in the form of long-term capital gains, which are generally taxed at a lower rate than ordinary income for most shareholders. This helps to make the fund a tax efficient investment for most shareholders.

     I should point out that All-Star has a highly diverse shareholder base. Some investors want a steady stream of income with equity participation and choose to take their dividends in the form of cash. Others choose to reinvest their dividends. So, it's not like the fund is liquidating 10 percent of its assets each year, because many shareholders let their dividends compound over time through reinvestment.

     Finally, the 10 percent distribution policy has the natural effect of helping to narrow the discount at which All-Star trades to its NAV. The 10 percent distribution, 2.5 percent each quarter, is based on the NAV price. So, if the stock exchange or market price compared to the NAV widens (i.e., the discount gets bigger), the 10 percent payout based on the market price, which is the price investors pay for a share of the fund's stock, actually increases. Most closed-end funds sell for an amount less than their NAV or at a discount to NAV (while open-ended fund transactions are always at the current NAV). Shareholders participating in the All-Star Fund Dividend Reinvestment Plan will always benefit because their shares are reinvested at the lower of the market price or NAV. Occasionally, a closed-end fund, such as All-Star, will sell for a premium to its NAV, in other words, a situation in which the market price exceeds the NAV.


                                                    ALL-STAR GROWTH FUND       7

LAMCO'S MULTI-MANAGEMENT PROGRAM: WHY AND HOW
--------------------------------------------------------------------------------

Most mutual funds are run by a single portfolio manager or an in-house team of managers pursuing a particular investment style. But a style that produces strong returns one year may produce disappointing results the next. That's a prescription for increased volatility.

    The All-Star Growth Fund's Manager, Liberty Asset Management Company (LAMCO), utilizes multi-management, the same approach that is practiced by most large institutions, such as pension and endowment funds. Rather than rely on a single investment manager, multi-management combines managers who practice different investment styles and/or different strategies within a style in order to reduce volatility while pursuing attractive returns.

    The investment managers in the All-Star Growth Fund all practice the growth style of investing, but each emphasizes a different part of the capitalization spectrum. Their capitalization focus is described in the pie chart below.

     All-Star Growth Fund managers are defined by several characteristics:

-    A constant focus on the growth style of investing.
-    A disciplined investment decision-making process.
- A record of success relative to other managers who practice the same strategy.
- Continuity among the investment professionals, so that those who have built the record remain the managers.
-    A well-managed, highly responsive organization.

LAMCO'S MULTI-MANAGEMENT APPROACH IS BASED ON MANAGER EVALUATION AND, OCCASIONALLY, REPLACEMENT

LAMCO conducts continuing evaluation of the investment managers. The purpose is to be sure that each is still the best choice for the All-Star Growth Fund. Through frequent meetings with the portfolio managers, as well as through other qualitative and quantitative analyses, each manager is continually evaluated to assure that:

-    They are consistently practicing their investment style.
-    Their transactions and holdings reflect their style.
-    Their organization and investment process continue to support their style.
- Their investment performance is competitive when compared with other managers practicing a similar style.

     Also, LAMCO is alert to assuring the proficiency of the investment manager team. The objective is to be certain that the team remains an optimal combination, giving the All-Star Growth Fund the full benefits of multi-management. Our procedures include:

- Assuring that the Fund's total portfolio has the proper investment characteristics.
-    Active rebalancing among investment managers.
-    Researching new managers as possible future managers.
-    Making manager changes when necessary.

[PIE CHART]

TCW INVESTMENT MANAGEMENT COMPANY
Mid-cap growth companies with competitive advantages and superior business models that should result in rapidly growing sales and earnings.

M.A. WEATHERBIE & CO., INC.
Small-cap growth companies with enduring competitive advantages and high, sustainable earnings growth.

WILLIAM BLAIR & COMPANY, L.L.C.
Large-cap growth companies that have demonstrated consistently high rates of growth and profitability.


8     ALL-STAR GROWTH FUND

                                                              MANAGER ROUNDTABLE
--------------------------------------------------------------------------------

IN 2000, THE LAW OF GRAVITY REASSERTED ITSELF AND BROUGHT MANY STOCKS BACK TO EARTH.

NOW, THE MANAGERS SEE ROOM FOR OPTIMISM - AS LONG AS EXPECTATIONS ARE TEMPERED BY REALISM.

THE YEAR 2000 SAW THE END OF A REMARKABLE STRING OF ADVANCES FOR JUST ABOUT ALL MAJOR STOCK MARKET INDEXES. ONE, THE NASDAQ COMPOSITE, WAS OFF MORE THAN 39 PERCENT. THE MANAGERS OFFER A NUMBER OF INTERESTING AND INFORMED INSIGHTS INTO A YEAR THAT TESTED MOST INVESTORS. AND, THEY LOOK AHEAD AT WHAT THEY EXPECT FOR THE ECONOMY AND THE STOCK MARKET AS THE BULLS AND THE BEARS ENGAGE IN A TUG OF WAR THAT IS PRODUCING MORE THAN THE USUAL AMOUNTS OF SWEAT AND STRAIN.

--------------------------------------------------------------------------------
THE VIEWS EXPRESSED IN THIS INTERVIEW REPRESENT THE MANAGERS' VIEWS AT THE TIME OF THE DISCUSSION (JANUARY 2001) AND ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

This is another of an ongoing series of All-Star Growth Fund Manager Roundtables, which we are pleased to present in this Annual Report. In this Roundtable, the Fund's investment managers review the year past, analyze the investment environment and briefly discuss the prospects for a particular stock
- all from the perspective of their specific investment styles and philosophies. The Fund Manager, Liberty Asset Management Company (LAMCO), serves as moderator for the Roundtable. The participating portfolio managers and their investment styles are:

M. A. WEATHERBIE & CO., INC.
PORTFOLIO MANAGER/Matthew A. Weatherbie, President and Founder
INVESTMENT STYLE/Small-Cap Growth - M.A. Weatherbie practices a small capitalization growth investment style focusing on high quality companies that demonstrate superior earnings growth prospects, yet are reasonably priced relative to their intrinsic value. The firm seeks to provide superior returns relative to small capitalization growth indices over a full market cycle.

TCW INVESTMENT MANAGEMENT COMPANY
PORTFOLIO MANAGER/Douglas S. Foreman, Chief Investment Officer U.S. Equities INVESTMENT STYLE/Mid-Cap Growth - TCW seeks capital appreciation through investment in the securities of rapidly growing companies whose business prospects, in TCW's view, are not properly perceived by consensus research.

WILLIAM BLAIR & COMPANY, L.L.C.
PORTFOLIO MANAGER/John F. Jostrand, Principal
INVESTMENT STYLE/Large-Cap Growth - William Blair emphasizes disciplined, fundamental research to identify quality growth companies with the ability to sustain their growth over long time periods. At the core of the firm is a group of analysts, who perform research aimed at identifying companies that have the opportunity to grow in a sustainable fashion for extended periods of time.

LAMCO: After a hopeful start, 2000 turned out to be more of a minefield than a millennium. What's your perspective on the year, and what lessons should investors take away from it? John Jostrand, why don't you start us off?

JOSTRAND (WILLIAM BLAIR - LARGE-CAP GROWTH): Characterizing 2000 as a minefield is quite apropos. The past year can be thought of as a changing of the guard. The former glamorous leader (technology) fell from grace (worst performing sector, down 41 percent) while the "ugly duckling" of 1999, utilities, was the best performing sector (up 57 percent). Also, the "forgotten" value style of investing outperformed growth for the first time in several years. This changing landscape, coupled with a steady diet of interest rate increases from the Fed, left most investors feeling queasy.

     The year 2000 taught investors a harsh lesson on speculative bubbles (dot.com demise) and the treachery


[SIDENOTE]
"THE YEAR 2000 TAUGHT INVESTORS A HARSH LESSON ON SPECULATIVE BUBBLES AND THE TREACHERY OF AN EXTREMELY NARROW MARKET... AND THE FUNDAMENTAL VALUE OF DIVERSIFICATION WAS MADE PAINFULLY EVIDENT BY THE TECHNOLOGY SECTOR."

       JOHN JOSTRAND, WILLIAM BLAIR

                                                     ALL-STAR GROWTH FUND      9

MANAGER ROUNDTABLE
--------------------------------------------------------------------------------

of an extremely narrow market (Cisco Systems and Intel accounted for the entire gain of the S&P 500 Index in the first quarter, while Microsoft alone accounted for one-third of the index's negative performance on the year). The fundamental value of diversification was made painfully evident by the technology sector. Technology became only the second sector ever to surpass a 30 percent weighting in the S&P 500 (the energy sector at the end of 1980 was the first), peaking at a 35 percent weight on March 8. However, it finished up the year representing only 21 percent of the index.

LAMCO: Thanks, John. Doug Foreman, how does TCW analyze the year?

FOREMAN (TCW - MID-CAP GROWTH): Two thousand was really comprised of two separate markets. First, there was the period through the end of August. In many ways, this market was not that unusual. Granted, during that time we saw the Nasdaq Composite hit an all-time closing high on March 10 of 5,049 before falling 37 percent to a closing low of 3,165 in late May. As has been common in the past, the decline was driven by tight Fed policy and a general concern about a rise in the level of interest rates (which, inevitably, has the greatest impact on high multiple growth stocks). While of greater magnitude, it was not atypical in its duration or causes.

     This brings us to the second and, in our view, much more meaningful period of 2000. What was surprising about the last four months - and the fourth quarter in particular - is how very quickly the economy slowed. The third quarter slowdown quickly began to look like a recession of self-fulfilling prophecies. As corporate America and the consumer take on an increasingly pessimistic view of the future, they pull back spending, leading to the very slowdown they feared. This compounded the drag on the economy from such factors as high energy prices, tapped-out consumers and a hawkish Fed. We were left at the end of the year with the S&P 500 down 12 percent in a mere four months, the Nasdaq Composite down a whopping 49 percent during that same time period and the expected "soft landing" looking more and more like a "hard landing."

     Of greater importance are the actual fundamentals of the companies in the portion of the All-Star Growth Fund portfolio that we manage. This is where we focus our energies. In any year, we can make some fundamental mistakes - owning companies whose actual earnings performance falls short of our expectations and, often, the expectations of Wall Street. Two thousand was no exception. During the year, most of these disappointments occurred in areas where we underestimated the speed with which the implosion of the Internet and telecom sectors would ripple through the economy. We were largely successful at avoiding the second- and third-tier business-to-consumer and business-to-business Internet companies whose misfortunes are well documented. In several cases, however, we underestimated portfolio companies' dependence on selling to these companies. In periods like this it's critical that investors remain focused on their long-term objectives.

LAMCO: Matt Weatherbie, round out the view on 2000, please.

WEATHERBIE (M. A. WEATHERBIE - SMALL-CAP GROWTH): Manias always end. The dot-com mania is just the latest of those that come along periodically.

LAMCO: A brief response, but one that certainly makes a good point. Now, looking ahead, the question on investors' minds is how long the slump will last, i.e., when the market will turn. We won't ask you to forecast the future, but we would like you to comment generally on your own economic and market outlook for the next 12 months - either pro or con. Matt Weatherbie, let's stay with you.


[SIDENOTE]
WE WERE LEFT AT THE END OF THE YEAR WITH THE S&P 500 DOWN 12 PERCENT IN A MERE FOUR MONTHS, THE NASDAQ COMPOSITE DOWN A WHOPPING 49 PERCENT DURING THAT SAME TIME PERIOD AND THE EXPECTED "SOFT LANDING" LOOKING MORE AND MORE LIKE A "HARD LANDING."

     DOUG FOREMAN, TCW


[SIDENOTE]
"MANIAS ALWAYS END. THE DOT-COM MANIA IS JUST THE LATEST OF THOSE THAT COME ALONG PERIODICALLY."

     MATT WEATHERBIE, M.A. WEATHERBIE


10       ALL-STAR GROWTH FUND

                                                              MANAGER ROUNDTABLE
--------------------------------------------------------------------------------

WEATHERBIE (M. A. WEATHERBIE - SMALL-CAP GROWTH): In the short-term, swings in investor psychology and supply/demand imbalances in illiquid stocks can drive stock prices to extremes on both the upside and the downside. However, in the long term, earnings growth determines the level of stock prices. Investors should develop long-term financial goals and adopt dollar cost averaging to take advantage of short-term volatility rather than being victimized by it.

    I am sanguine on the economy and stock market outlook. The balance of evidence continues to suggest a soft landing with declining interest rates and modest inflationary expectations. Even energy prices are now starting to soften. While investors should not expect exceptional gains from the market, such as they experienced during the 1995 to 1999 period, appreciation in line with earnings growth seems possible.

LAMCO: John Jostrand, what's your perspective at William Blair?

JOSTRAND (WILLIAM BLAIR - LARGE-CAP GROWTH): The old mantra of "Don't Fight the Fed" comes to mind when thinking about 2001 (and 2000, for that matter). At this time last year, the Fed funds rate was at 5.5 percent, rising to 6.5 percent on May 16. The Fed kept the 6.5 percent rate until its most recent 50 basis point decrease on January 3, 2001. In general, interest rate changes take six to 12 months to work themselves through the economy. This being said, we could see weaker economic figures throughout 2001 because of their backward looking bias. Fortunately for us, the stock market is a forward looking discounting mechanism. The Fed has made it evident that the risks in the economy are tilted toward weakness not strength. The "X" factors in looking at 2001 are 1) How much has the economy slowed? 2) Are we entering a recessionary period? If we stick with the textbook definition of recession (two consecutive quarters of negative GDP growth), then we may flirt with recession in the first half of 2001. The market should reward investors in the second half of 2001 by discounting improving economic conditions.

LAMCO: What's your view, Doug Foreman?

FOREMAN (TCW - MID-CAP GROWTH): On the macroeconomic front, the news may well get worse before it gets better. We avoid prognosticating on the direction of interest rates or the economy. What we do know from experience, however, is that growth stock multiples begin to expand before a reacceleration of the economy becomes evident in reported company and government numbers. Most often, the first Fed rate cut has augured well for multiples. Similarly, something as ephemeral as market sentiment is beyond our ability to predict. Today, however, the market is discounting near-worst-case scenarios, which in our opinion makes these multiples very attractive from a risk-reward standpoint. Therefore, we would expect returns to be quite favorable over the next 12 to 18 months.

LAMCO: Is there a sector that you expect will replace technology as the market leader for the next 12 to 24 months, or do you expect tech to resume leadership at some point in 2001? Doug Foreman, what's your position on this question?

FOREMAN (TCW - MID-CAP GROWTH): Our analysis yields two conclusions: First, tech is not "over." It will continue to be the greatest recipient of corporate investment dollars and will continue to drive competitive advantage and productivity. Second, although the markets have taken no prisoners among tech stocks, some of these companies will continue growing rapidly and profitably, and will be counted among the ranks of great American companies. These we must find and


[SIDENOTE]
"...IN THE LONG TERM, EARNINGS GROWTH DETERMINES THE LEVEL
OF STOCK PRICES. INVESTORS SHOULD DEVELOP LONG-TERM FINANCIAL GOALS AND ADOPT DOLLAR COST AVERAGING TO TAKE ADVANTAGE OF SHORT-TERM VOLATILITY RATHER THAN BEING VICTIMIZED BY IT."

     MATT WEATHERBIE, M.A. WEATHERBIE


[SIDENOTE]
"...WE COULD SEE WEAKER ECONOMIC FIGURES THROUGHOUT 2001 BECAUSE OF THEIR BACKWARD LOOKING BIAS. FORTUNATELY FOR US, THE STOCK MARKET IS A FORWARD LOOKING DISCOUNTING MECHANISM."

     JOHN JOSTRAND, WILLIAM BLAIR


                                                   ALL-STAR GROWTH FUND       11

MANAGER ROUNDTABLE
--------------------------------------------------------------------------------

own in the portfolio. Many others will never recover. In the fourth quarter, good stock selection did little good for technology investors. All companies were painted with the same brush and were sold. In 2001, stock selection will be crucial, as the market finds the long-term winners amidst the rubble of the technology industry. Therein lies our opportunity and our challenge.

LAMCO: John Jostrand, what do you think?

JOSTRAND (WILLIAM BLAIR - LARGE-CAP GROWTH): Technology will remain an extremely important sector in the next 12 to 24 months. There are sectors that will compete with technology for investor dollars. Financials and health care (especially biotech) are two sectors that come to mind as exciting investment vehicles for 2001. The constant innovation in technology will consistently present attractive opportunities for investment. The "problem" with the technology sector as a whole is the creative destruction innovation invites. While the sector as a whole may not completely work, there will be individual companies which shine (think Oracle) and some that are duds (think Microsoft) in any one particular year. Technology will always have important leaders, but may not always lead the market.

LAMCO: Matt Weatherbie, share your views, will you please?

WEATHERBIE (M. A. WEATHERBIE - SMALL-CAP GROWTH): I would expect market leadership to be more broadly based over the next 12 to 24 months. The highest quality, best managed, financially strongest companies in each sector, including technology, will be leadership stocks. The best companies in each sector will distinguish themselves from their less capable competitors.

LAMCO: One final question - what is one stock whose prospects seem especially attractive going into 2001, and why? Matt Weatherbie, what do you like?

WEATHERBIE (M. A. WEATHERBIE - SMALL-CAP GROWTH): Dollar Tree Stores is one of the most profitable, best managed, fastest growing retailers in America. Everything sells for $1. The company had a soft Christmas 2000, along with many other retailers, but its 25 percent longer-term earnings per share growth prospects are intact and the stock sells at just 15 times 2001 earnings.

LAMCO: Doug Foreman, what are you looking at?

FOREMAN (TCW - MID-CAP GROWTH): Siebel Systems is one stock whose prospects seem especially attractive going into 2001. Although software was a mixed bag in 2000, the bright spots were the sales force automation (SFA) and procurement software markets. Here, Siebel delivered outstanding fundamental results, even though their stock price performance in the fourth quarter did not show it. We continue to be very positive about this company, as this area appears to be one of the top investment priorities for large companies even in a difficult economic environment.

LAMCO: John Jostrand, what is William Blair keeping its eye on?

JOSTRAND (WILLIAM BLAIR - LARGE-CAP GROWTH): For the second year running, MBNA Corp. is a name that we will look to in the coming year. MBNA - an independent credit card issuer - has several things going for it. It's in a great business, faces decreased competition in 2001, is a rate sensitive name in an environment of declining interest rates, and is trading at an attractive valuation.

LAMCO: Many thanks to all for an interesting discussion.


[SIDENOTE]
"...THE MARKET IS DISCOUNTING NEAR-WORST-CASE SCENARIOS, WHICH IN OUR OPINION MAKES THESE MULTIPLES VERY ATTRACTIVE FROM A RISK-REWARD STANDPOINT. THEREFORE, WE WOULD EXPECT RETURNS TO BE QUITE FAVORABLE OVER THE NEXT 12 TO 18 MONTHS."

     DOUG FOREMAN, TCW


12       ALL-STAR GROWTH FUND

                                   INVESTMENT MANAGERS/PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

THE FUND'S THREE GROWTH INVESTMENT MANAGERS AND THE MARKET CAPITALIZATION THEY FOCUS ON:

M. A. WEATHERBIE & CO., INC. (SMALL-CAP GROWTH)
Companies with enduring competitive advantages and high, sustainable earnings growth.

TCW INVESTMENT MANAGEMENT COMPANY (MID-CAP GROWTH)
Companies with competitive advantages and superior business models that should result in rapidly growing sales and earnings.

WILLIAM BLAIR & COMPANY, L.L.C. (LARGE-CAP GROWTH)
Companies that have demonstrated consistently high rates of growth and profitability.

MANAGERS' DIFFERING INVESTMENT STYLES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund's shareholder reports. It serves as a useful tool for understanding the value of the Fund's multi-managed portfolio. The characteristics are different for each of the Fund's three investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the S&P/BARRA Growth SmallCap, MidCap and LargeCap indices.

                                               MARKET CAPITALIZATION SPECTRUM
                                            SMALL                          LARGE


PORTFOLIO CHARACTERISTICS
AS OF DECEMBER 31, 2000
(UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------
                                             S&P/BARRA GROWTH:
                                     ----------------------------------
                                     SMALLCAP      MIDCAP      LARGECAP       M.A.                   WILLIAM   TOTAL
                                     600 INDEX   400 INDEX    500 INDEX    WEATHERBIE        TCW      BLAIR     FUND
-----------------------------------------------------------------------------------------------------------------------
Number of Holdings                      185       149           122             56            57       29        133
-----------------------------------------------------------------------------------------------------------------------
Median Market
Capitalization
(billions)                             $0.7       $2.5         $17.9           $1.3          $5.6     $28.7      $3.7
-----------------------------------------------------------------------------------------------------------------------
Average Five-Year
Earnings Per Share
Growth                                   12%         9%           20%            30%           31%       22%       26%
-----------------------------------------------------------------------------------------------------------------------
Dividend Yield                          0.4%       0.4%          0.9%           0.1%          0.2%      0.5%      0.2%
-----------------------------------------------------------------------------------------------------------------------
Average Price/
Earnings Ratio                           24x        29x           37x            27x           41x       35x       32x
-----------------------------------------------------------------------------------------------------------------------
Average Price/
Book Value Ratio                        4.6x       6.7x          9.7x           4.8x          8.0x      5.4x      5.9x
-----------------------------------------------------------------------------------------------------------------------


                                                  ALL-STAR GROWTH FUND        13

INVESTMENT GROWTH AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------
[LINE GRAPH]

                                                                     INCLUDES ADDITIONAL
               NET ASSET VALUE       NET ASSET VALUE OF              INVESTMENTS
               PER SHARE PLUS        SHARES ACQUIRED THROUGH         MADE THROUGH
               DISTRIBUTIONS PAID    DISTRIBUTION REINVESTMENT       RIGHTS OFFERING
 1/31/1996     $10.83                $10.83                          $10.83
 2/29/1996     $11.02                $11.02                          $11.02
 3/31/1996     $11.09                $11.09                          $11.09
 4/30/1996     $11.38                $11.38                          $11.38
 5/31/1996     $11.60                $11.60                          $11.60
 6/30/1996     $11.31                $11.31                          $11.31
 7/31/1996     $10.67                $10.67                          $10.67
 8/31/1996     $11.16                $11.16                          $11.16
 9/30/1996     $11.90                $11.90                          $11.90
10/31/1996     $12.01                $12.01                          $12.01
11/30/1996     $12.63                $12.85                          $12.85
12/31/1996     $12.29                $12.48                          $12.48
 1/31/1997     $12.88                $13.13                          $13.13
 2/28/1997     $12.74                $12.97                          $12.97
 3/31/1997     $12.14                $12.33                          $12.33
 4/30/1997     $12.49                $12.73                          $12.73
 5/31/1997     $13.12                $13.45                          $13.45
 6/30/1997     $14.02                $14.51                          $14.51
 7/31/1997     $14.93                $15.57                          $15.57
 8/31/1997     $14.56                $15.14                          $15.14
 9/30/1997     $15.23                $15.95                          $15.95
10/31/1997     $14.73                $15.35                          $15.35
11/30/1997     $14.65                $15.25                          $15.25
12/31/1997     $15.15                $15.88                          $15.88
 1/31/1998     $15.09                $15.81                          $15.81
 2/28/1998     $16.27                $17.26                          $17.26
 3/31/1998     $16.97                $18.15                          $18.15
 4/30/1998     $17.14                $18.37                          $18.37
 5/31/1998     $16.20                $17.18                          $17.18
 6/30/1998     $17.00                $18.27                          $18.27
 7/31/1998     $16.30                $17.36                          $19.09
 8/31/1998     $13.37                $13.54                          $14.89
 9/30/1998     $14.37                $14.87                          $16.35
10/31/1998     $15.38                $16.22                          $17.84
11/30/1998     $15.48                $16.36                          $17.99
12/31/1998     $16.64                $18.02                          $19.82
 1/31/1999     $16.78                $18.21                          $20.03
 2/28/1999     $15.91                $17.01                          $18.71
 3/31/1999     $16.20                $17.47                          $19.22
 4/30/1999     $16.78                $18.30                          $20.13
 5/31/1999     $16.20                $17.47                          $19.22
 6/30/1999     $17.06                $18.78                          $20.67
 7/31/1999     $16.48                $17.93                          $19.73
 8/31/1999     $15.87                $17.04                          $18.75
 9/30/1999     $16.17                $17.53                          $19.29
10/31/1999     $16.85                $18.55                          $20.41
11/30/1999     $16.90                $18.63                          $20.50
12/31/1999     $18.28                $20.87                          $22.97
 1/31/2000     $17.60                $19.82                          $21.81
 2/29/2000     $18.25                $20.83                          $22.92
 3/31/2000     $19.50                $22.93                          $25.24
 4/30/2000     $19.23                $22.50                          $24.76
 5/31/2000     $18.10                $20.69                          $22.77
 6/30/2000     $19.39                $22.85                          $25.15
 7/31/2000     $19.07                $22.33                          $24.57
 8/31/2000     $19.90                $23.69                          $26.07
 9/30/2000     $19.76                $23.54                          $25.90
10/31/2000     $18.95                $22.17                          $24.39
11/30/2000     $16.53                $18.07                          $19.89
12/31/2000     $17.04                $18.97                          $20.88

1. Net asset value (NAV) of one share of the Fund as of 12/31/00 plus distributions paid since 1996, which is the first full year that Liberty Asset Management Company assumed complete management responsibilities.

2. To evaluate your investment in the Fund, these values should be used. Each shows how your investment valued at NAV has fared by reinvesting the Fund's distributions. The upper value includes additional investments made through the rights offering in 1998.

The above chart illustrates the net asset value (NAV) growth of an original share of the Fund since 1996, which is the first full year that Liberty Asset Management Company assumed complete management responsibilities, through December 31, 2000.

    The bottom region of the chart reflects NAV growth assuming all distributions were received in cash and not reinvested back into the Fund. As of December 31, 2000, an original share grew to $17.04 (current NAV of $10.86 plus distributions since 1996 totaling $6.18).

    Moving up the chart, the middle region depicts additional value added through the reinvestment and compounding of distributions. An original share with distributions reinvested grew to $18.97 (1.747 shares times the current NAV of $10.86).

     On one occasion, the Fund allowed the purchase of additional shares of the Fund at a discount through a rights offering. The top region illustrates the additional value added assuming participation in the rights offering and the reinvestment of all distributions. An original share grew to $20.88 (1.923 shares times the current NAV of $10.86).

14         ALL-STAR GROWTH FUND


                                                                   TABLE OF PER-SHARE VALUES, DISTRIBUTIONS AND REINVESTMENT
----------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------
                                     SHARES       SHARES
          SHARES                    PURCHASED    ACQUIRED     SHARES     NAV(2)                  MARKET PRICE  TOTAL MARKET
         OWNED AT                    THROUGH     THROUGH      OWNED    PER SHARE    TOTAL NAV      PER SHARE    PRICE OF
         BEGINNING    PER SHARE    REINVESTMENT   RIGHTS      AT END     AT END     OF SHARES       AT END       SHARES
YEAR     OF YEAR    DISTRIBUTIONS    PROGRAM     OFFERING    OF YEAR    OF YEAR       OWNED         OF YEAR       OWNED
----------------------------------------------------------------------------------------------------------------------------
1996(1)   1.000        $1.02         0.107          -         1.107      $11.27      $12.48         $9.25        $10.24
----------------------------------------------------------------------------------------------------------------------------
1997      1.107         1.24         0.125          -         1.232       12.89       15.88        11.938         14.71
----------------------------------------------------------------------------------------------------------------------------
1998      1.232         1.35         0.159       0.130(3)     1.521       13.03       19.82        11.438         17.40
----------------------------------------------------------------------------------------------------------------------------
1999      1.521         1.23         0.188          -         1.709       13.44       22.97        10.813         18.48
----------------------------------------------------------------------------------------------------------------------------
2000      1.709         1.34         0.214          -         1.923       10.86       20.88         9.438         18.15
----------------------------------------------------------------------------------------------------------------------------

1. Represents the first full year that Liberty Asset Management Company assumed complete management responsibility for the Fund.
2.   Net Asset Value.
3. Rights offering completed in July 1998. One share offered at $12.41 for every 10 shares owned.

DISTRIBUTION POLICY

Liberty All-Star Growth Fund, Inc.'s current policy, in effect since 1997, is to pay distributions on its common stock totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. THE FIXED DISTRIBUTIONS ARE NOT RELATED TO THE AMOUNT OF THE FUND'S NET INVESTMENT INCOME OR NET REALIZED CAPITAL GAINS OR LOSSES. If, for any calendar year, the total distributions required by the 10 percent pay-out policy exceed the Fund's net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital, reducing the shareholder's adjusted basis in his or her shares. If the Fund's net investment income and net realized capital gains for any year exceed the amount required to be distributed under the 10 percent pay-out policy, the Fund may, at its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.



                                                       ALL-STAR GROWTH FUND   15

TOP 50 HOLDINGS
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
      RANK AS      RANK AS                                                               MARKET            PERCENT OF
    OF 12/31/00  OF 9/30/00           SECURITY NAME                                    VALUE ($000)        NET ASSETS
----------------------------------------------------------------------------------------------------------------------
         1             1              Bed Bath & Beyond, Inc.                           $ 6,892               3.8%
         2             6              Concord EFS, Inc.                                   4,617               2.6
         3             3              Paychex, Inc.                                       4,510               2.5
         4             5              Automatic Data Processing, Inc.                     3,925               2.2
         5             8              American International Group, Inc.                  3,657               2.0
         6            22              Nokia Corp. ADR                                     3,480               1.9
         7            30              Freddie Mac                                         3,461               1.9
         8             2              Siebel Systems, Inc.                                3,367               1.9
         9            11              Genentech, Inc.                                     3,325               1.8
        10            27              Medtronic, Inc.                                     3,321               1.8
        11            13              The Home Depot, Inc.                                3,290               1.8
        12            19              MBNA Corp.                                          3,130               1.7
        13            21              Catalina Marketing Corp.                            3,127               1.7
        14            20              State Street Corp.                                  3,080               1.7
        15            23              Westwood One, Inc.                                  3,009               1.7
        16            25              Vodafone Group PLC ADR                              2,955               1.6
        17             9              Robert Half International, Inc.                     2,903               1.6
        18            26              Fastenal Co.                                        2,815               1.6
        19            14              Financial Federal Corp.                             2,618               1.5
        20            10              Juniper Networks, Inc.                              2,584               1.4
        21            38              Baxter International, Inc.                          2,514               1.4
        22            41              Family Dollar Stores, Inc.                          2,497               1.4
        23            31              National Instruments Corp.                          2,493               1.4
        24            17              Solectron Corp.                                     2,441               1.4
        25            16              Intel Corp.                                         2,426               1.3
        26            44              Acxiom Corp.                                        2,371               1.3
        27            42              Investment Technology Group, Inc.                   2,246               1.2
        28            47              Whole Foods Market, Inc.                            2,201               1.2
        29            36              Investors Financial Services Corp.                  2,183               1.2
        30             7              Micrel, Inc.                                        2,173               1.2
        31            45              American Tower Corp.                                2,136               1.2
        32            39              Cintas Corp.                                        2,128               1.2
        33             4              VeriSign, Inc.                                      2,122               1.2
        34            24              MiniMed, Inc.                                       2,056               1.1
        35            15              Xilinx, Inc.                                        2,043               1.1
        36            43              Microchip Technology, Inc.                          1,996               1.1
        37            68              BioChem Pharma, Inc.                                1,990               1.1
        38            18              Dollar Tree Stores, Inc.                            1,968               1.1
        39            40              Elan Corp. PLC ADR                                  1,910               1.1
        40            28              Cognex Corp.                                        1,847               1.0
        41            32              Pride International, Inc.                           1,831               1.0
        42            56              Eli Lilly & Co.                                     1,701               0.9
        43            35              Linear Technology Corp.                             1,681               0.9
        44            52              Getty Images, Inc.                                  1,615               0.9
        45            34              Maxim Integrated Products, Inc.                     1,602               0.9
        46            54              Pharmacia Corp.                                     1,597               0.9
        47            72              USFreightways Corp.                                 1,513               0.8
        48            58              Illinois Tool Works, Inc.                           1,495               0.8
        49            74              Cablevision Systems Corp.                           1,478               0.8
        50            46              Oracle Corp.                                        1,453               0.8


16  ALL-STAR GROWTH FUND

                                       MAJOR STOCK CHANGES IN THE FOURTH QUARTER
--------------------------------------------------------------------------------

The following are the major ($500,000 or more) stock changes--both purchases and sales--that were made in the Fund's portfolio during the fourth quarter of 2000.

--------------------------------------------------------------------------------------------
                                                                                  SHARES
SECURITY NAME                                           PURCHASED (SOLD)      AS OF 12/31/00
--------------------------------------------------------------------------------------------
PURCHASES

Corning, Inc. .........................................    17,575                17,575
Liberate Technologies, Inc. ...........................    29,000                29,000
Lincare Holdings, Inc. ................................    21,700                21,700
Microchip Technology, Inc. ............................    24,600                90,975
MiniMed, Inc. .........................................    13,820                48,920


SALES
AT&T Corp. - Liberty Media Group ......................   (96,000)                    0
Automatic Data Processing, Inc. .......................   (14,000)               62,000
Cintas Corp. ..........................................   (12,050)               40,010
Computer Sciences Corp. ...............................   (12,100)                    0
Concord EFS, Inc. .....................................   (32,680)              105,090
Cytyc Corp. ...........................................   (19,150)               13,145
Financial Federal Corp. ...............................   (39,360)              109,640
Investors Financial Services Corp. ....................   (11,730)               25,380
MedQuist, Inc. ........................................   (36,060)                    0
Molex, Inc. ...........................................   (50,175)               42,222
ResMed, Inc. ..........................................   (20,280)               23,805
Siebel Systems, Inc. ..................................   (15,500)               49,700
Sprint Corp. (FON Group) ..............................   (60,000)                    0


                                                    ALL-STAR GROWTH FUND      17

SCHEDULE OF INVESTMENTS as of December 31, 2000
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
COMMON STOCKS (97.4%)                                          SHARES               MARKET VALUE
-------------------------------------------------------------------------------------------------
BROADCASTING & CABLE (4.8%)

Cablevision Systems Corp. Class A (a) .......................   17,400            $     1,477,913
Citadel Communications Corp. (a) ............................   45,995                    551,940
Clear Channel Communications, Inc. (a) ......................    9,800                    474,687
Cox Radio, Inc. Class A (a) .................................   16,200                    365,513
EchoStar Communications Corp. Class A (a) ...................   35,400                    805,350
Hispanic Broadcasting Corp. (a) .............................   15,800                    402,900
Mediacom Communications Corp. (a) ...........................   33,400                    574,063
Univision Communications, Inc. Class A (a) ..................   25,700                  1,052,094
Westwood One, Inc. (a) ......................................  155,800                  3,008,888
                                                                                  ---------------
                                                                                        8,713,348
                                                                                  ---------------
BUSINESS & CONSUMER SERVICES (9.3%)

autobytel.com, Inc. (a) .....................................   37,050                     92,625
Autoweb.com, Inc. (a) .......................................   89,710                     22,428
Catalina Marketing Corp. (a) ................................   80,310                  3,127,071
C-bridge Internet Solutions, Inc. (a) .......................   42,360                    165,469
Cintas Corp. ................................................   40,010                  2,128,032
eBay, Inc. (a) ..............................................   22,600                    745,800
Equinix, Inc. (a) ...........................................   29,730                    130,069
Getty Images, Inc. (a) ......................................   50,470                  1,615,040
HomeStore.com, Inc. (a) .....................................   12,600                    253,575
Paychex, Inc. ...............................................   92,750                  4,509,968
Robert Half International, Inc. (a) .........................  109,540                  2,902,810
TMP Worldwide, Inc. (a) .....................................   19,740                  1,085,699
                                                                                  ---------------
                                                                                       16,778,586
                                                                                  ---------------


COMMUNICATIONS EQUIPMENT (7.2%)
Aether Systems, Inc. (a) ....................................   10,200                    399,075
American Tower Corp. Class A (a) ............................   56,407                  2,136,415
Corning, Inc. ...............................................   17,575                    928,180
Corvis Corp. (a) ............................................    4,800                    114,300
Ditech Communications Corp. (a) .............................   14,520                    233,228
Juniper Networks, Inc. (a) ..................................   20,500                  2,584,281

18      ALL-STAR GROWTH FUND               See Notes to Schedule of Investments.

                                                         SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)                                  SHARES               MARKET VALUE
--------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT (CONTINUED)
Metromedia Fiber Network, Inc. Class A (a) ..............   33,700             $     341,212
New Focus, Inc. (a) .....................................    5,500                   191,125
Nokia Corp. (b) .........................................   80,000                 3,480,000
ONI Systems Corp. (a) ...................................    1,000                    39,562
Powerwave Technologies, Inc. (a) ........................    9,935                   581,198
Sonus Networks, Inc. (a) ................................   16,900                   426,725
Spectrasite Holdings, Inc. (a) ..........................   43,300                   573,725
Stanford Microdevices, Inc. (a) .........................   17,640                   635,040
Sycamore Networks, Inc. (a) .............................    9,500                   353,875
                                                                                ------------
                                                                                  13,017,941
                                                                                ------------
COMPUTER & BUSINESS EQUIPMENT (1.6%)
Cognex Corp. (a) ........................................   83,465                 1,846,663
StorageNetworks, Inc. (a) ...............................    8,400                   208,425
Zebra Technologies Corp. Class A (a) ....................   16,820                   686,203
                                                                                ------------
                                                                                   2,741,291
                                                                                ------------
COMPUTER SERVICES & SOFTWARE (17.5%)
Acxiom Corp. (a) ........................................   60,900                 2,371,293
Ariba, Inc. (a) .........................................   21,600                 1,161,000
Aspen Technology, Inc. (a) ..............................   21,920                   728,840
Automatic Data Processing, Inc. .........................   62,000                 3,925,375
CacheFlow, Inc. (a) .....................................    7,100                   121,143
CheckFree Corp. (a) .....................................   12,300                   529,669
Clarent Corp. (a) .......................................   16,260                   183,941
Commerce One, Inc. (a) ..................................   12,900                   326,530
Concord EFS, Inc. (a) ...................................  105,090                 4,617,392
Critical Path, Inc. (a) .................................   16,980                   522,135
Exodus Communications, Inc. (a) .........................   24,200                   484,000
Extensity, Inc. (a) .....................................   38,750                   233,105
Liberate Technologies, Inc. (a) .........................   29,000                   395,125
Microsoft Corp. (a) .....................................   26,400                 1,148,400
National Instruments Corp. (a) ..........................   51,330                 2,492,713
NOVA Corp. (a) ..........................................   40,300                   803,480


See Notes to Schedule of Investments.                ALL-STAR GROWTH FUND     19

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)                                  SHARES               MARKET VALUE
--------------------------------------------------------------------------------------------
COMPUTER SERVICES & SOFTWARE (CONTINUED)
Openwave Systems, Inc. (a) .............................    8,200           $      393,088
Oracle Corp. (a) .......................................   50,000                1,453,125
Packeteer, Inc. (a) ....................................   34,515                  427,122
Predictive Systems, Inc. (a) ...........................   53,130                  380,212
Proxicom, Inc. (a) .....................................   50,010                  206,290
Rational Software Corp. (a) ............................   13,200                  513,975
Register.com, Inc. (a) .................................   54,560                  381,920
Retek, Inc. (a) ........................................   13,900                  338,813
Siebel Systems, Inc. (a) ...............................   49,700                3,367,175
VeriSign, Inc. (a) .....................................   28,600                2,121,763
Vignette Corp. (a) .....................................   39,600                  712,805
webMethods, Inc. (a) ...................................    5,395                  479,817
Yahoo!, Inc. (a) .......................................   28,200                  850,847
                                                                             -------------
                                                                                31,671,093
                                                                             -------------

DRUGS & HEALTH CARE (15.0%)
Abgenix, Inc. (a) ......................................   20,500                1,210,781
Affymetrix, Inc. (a) ...................................    7,100                  528,506
Andrx Group. (a) .......................................   18,000                1,041,750
Baxter International, Inc. .............................   28,469                2,514,169
BioChem Pharma, Inc. (a) ...............................   62,200                1,990,400
Cytyc Corp. (a) ........................................   13,145                  822,384
Elan Corp. PLC (a)(b) ..................................   40,800                1,909,950
Eli Lilly & Co. ........................................   18,275                1,700,717
Genentech, Inc. (a) ....................................   40,800                3,325,200
Gilead Sciences, Inc. (a) ..............................    5,400                  447,863
Health Management Associates, Inc. (a) .................    9,400                  195,050
Human Genome Sciences, Inc. (a) ........................   15,400                1,067,413
Lincare Holdings, Inc. (a) .............................   21,700                1,238,256
Medtronic, Inc. ........................................   55,000                3,320,625
MiniMed, Inc. (a) ......................................   48,920                2,056,169
ORATEC Interventions, Inc. (a) .........................   17,750                   90,969
Pharmacia Corp. ........................................   26,180                1,596,980
ResMed, Inc. (a) .......................................   23,805                  949,224
Sepracor, Inc. (a) .....................................    9,200                  737,150
Vertex Pharmaceuticals, Inc. (a) .......................    4,500                  321,750
                                                                             -------------
                                                                                27,065,306
                                                                             -------------

20     ALL-STAR GROWTH FUND                See Notes to Schedule of Investments.

                                                         SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)                               SHARES             MARKET VALUE
----------------------------------------------------------------------------------------
ELECTRONICS & ELECTRICAL EQUIPMENT (9.9%)
Altera Corp. (a) ......................................  18,000           $      473,625
Elantec Semiconductor, Inc. (a) .......................   1,800                   49,950
GlobeSpan, Inc. (a) ...................................   9,800                  269,500
Intel Corp. ...........................................  80,200                2,426,050
Linear Technology Corp. ...............................  36,350                1,681,188
Maxim Integrated Products, Inc. (a) ...................  33,500                1,601,719
Micrel, Inc. (a) ......................................  64,490                2,172,507
Microchip Technology, Inc. (a) ........................  90,975                1,995,764
Molex, Inc. Class A ...................................  42,222                1,074,022
Pericom Semiconductor Corp. (a) .......................  19,774                  365,818
Solectron Corp. (a) ...................................  72,000                2,440,800
Texas Instruments, Inc. ...............................  22,150                1,049,356
Transmeta Corp. (a) ...................................  10,900                  256,150
Xilinx, Inc. (a) ......................................  44,300                2,043,338
                                                                           -------------
                                                                              17,899,787
                                                                           -------------


FINANCIAL SERVICES (9.5%)
Financial Federal Corp. (a) ........................... 109,640                2,617,655
Freddie Mac ...........................................  50,250                3,460,969
Investment Technology Group, Inc. .....................  53,795                2,245,941
Investors Financial Services Corp. ....................  25,380                2,182,680
MBNA Corp. ............................................  84,750                3,130,453
State Street Corp. ....................................  24,800                3,080,407
T. Rowe Price Group, Inc. .............................   9,900                  418,430
                                                                           -------------
                                                                              17,136,535
                                                                           -------------

FOOD, BEVERAGE & RESTAURANTS (1.7%)
Outback Steakhouse, Inc. (a) ..........................  31,790                  822,566
Whole Foods Market, Inc. (a) ..........................  36,000                2,200,500
                                                                           -------------
                                                                               3,023,066
                                                                           -------------

INDUSTRIAL EQUIPMENT (2.4%)
Fastenal Co. ..........................................  51,300                2,815,088
Illinois Tool Works, Inc. .............................  25,100                1,495,017
                                                                           -------------
                                                                               4,310,105
                                                                           -------------


See Notes to Schedule of Investments.                ALL-STAR GROWTH FUND     21

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)                                SHARES          MARKET VALUE
--------------------------------------------------------------------------------------
INSURANCE  (2.0%)
American International Group, Inc. ..................  37,100           $    3,656,669
                                                                        --------------


OIL & GAS (1.6%)
Petroleum Geo-Services (a)(b) .......................  22,205                  295,603
Pride International, Inc. (a) .......................  74,335                1,830,499
Tidewater, Inc. .....................................  17,680                  784,550
                                                                        --------------
                                                                             2,910,652
                                                                        --------------

RETAIL TRADE (10.3%)
Amazon.com, Inc. (a) ................................  17,700                  275,456
Bed Bath & Beyond, Inc. (a) ......................... 308,000                6,891,500
The Children's Place Retail Stores, Inc. (a) ........  50,870                1,030,118
Dollar Tree Stores, Inc. (a) ........................  80,335                1,968,207
Family Dollar Stores, Inc. .......................... 116,455                2,496,504
The Home Depot, Inc. ................................  72,000                3,289,500
99 Cents Only Stores (a) ............................  30,026                  821,961
Staples, Inc. (a) ................................... 114,750                1,355,484
The Talbots, Inc. ...................................  11,200                  511,000
                                                                        --------------
                                                                            18,639,730
                                                                        --------------

TELECOMMUNICATIONS (3.7%)
CoreComm Ltd. (a) ...................................  32,865                  162,784
McLeodUSA, Inc. Class A (a) .........................  40,900                  577,713
Price Communications Corp. (a) ......................  35,747                  600,995
U.S. Cellular Corp. (a) .............................  17,300                1,042,325
Vodafone Group PLC (b) ..............................  82,500                2,954,531
Western Wireless Corp. Class A (a) ..................  32,905                1,289,465
                                                                        --------------
                                                                             6,627,813
                                                                        --------------

TRANSPORTATION (0.9%)
USFreightways Corp. .................................  50,300                1,512,930
                                                                        --------------
TOTAL COMMON STOCKS (Cost $144,251,646)                                    175,704,852
                                                                        --------------

22     ALL-STAR GROWTH FUND                See Notes to Schedule of Investments.

                                                         SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (3.8%)                                                    PAR VALUE            MARKET VALUE
------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (3.8%)
SBC Warburg Ltd., Repurchase Agreement dated 12/29/00,
6.00% to be repurchased at $6,794,527 on 01/02/01,
collateralized by U.S. Treasury bonds and/or notes with various maturities
to 2028, with a current market value of $6,920,113 ........................     $6,790,000          $    6,790,000
                                                                                                    --------------
TOTAL INVESTMENTS (101.2%) (COST $151,041,646) (c) ........................                            182,494,852

OTHER ASSETS AND LIABILITIES, NET (-1.2%) .................................                             (2,187,062)
                                                                                                    --------------
NET ASSETS (100.0%) .......................................................                         $  180,307,790
                                                                                                    ==============
NET ASSET VALUE PER SHARE (16,606,739 SHARES OUTSTANDING) .................                                $ 10.86
                                                                                                    ==============

NOTES TO SCHEDULE OF INVESTMENTS:
     (a) Non-income producing security.
     (b) Represents an American Depositary Receipt.
     (c) Cost of investments for federal income tax purposes is $152,393,380. Gross unrealized appreciation and depreciation of investments at December 31, 2000 is as follows:

              Gross unrealized appreciation         $58,663,143
              Gross unrealized depreciation         (28,561,671)
                                                    -----------
              Net unrealized appreciation           $30,101,472
                                                    ===========

See Notes to Financial Statements.                  ALL-STAR GROWTH FUND      23

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES DECEMBER 31, 2000
------------------------------------------------------------------------------------------
 ASSETS:
      Investments at market value (identified cost $151,041,646) ...........  $182,494,852
      Receivable for investments sold ......................................     1,880,764
      Dividends and interest receivable ....................................        81,379
      Cash .................................................................        35,883
                                                                              ------------
         TOTAL ASSETS ......................................................   184,492,878
                                                                              ------------

   LIABILITIES:
      Payable for investments purchased ....................................     1,220,083
      Distributions payable to shareholders ................................     2,297,806
      Management, administrative and bookkeeping fees payable ..............       497,793
      Accrued expenses .....................................................       169,406
                                                                              ------------
         TOTAL LIABILITIES .................................................     4,185,088
                                                                              ------------
   NET ASSETS ..............................................................  $180,307,790
                                                                              ============

   NET ASSETS REPRESENTED BY:
      Paid-in capital (authorized 60,000,000 shares at $0.10 Par;
        16,606,739 shares outstanding) .....................................  $150,926,410
      Accumulated net realized gains on investments less distributions .....    (2,071,826)
      Net unrealized appreciation on investments ...........................    31,453,206
                                                                              ------------

   TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES
   OF BENEFICIAL INTEREST ($10.86 PER SHARE) ...............................  $180,307,790
                                                                              ============


24      ALL-STAR GROWTH FUND                  See Notes to Financial Statements.

                                                            FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
      Dividends ..............................................................................   $     638,277
      Interest ...............................................................................         438,636
                                                                                                 -------------
         TOTAL INVESTMENT INCOME (NET OF FOREIGN TAXES
              WITHHELD AT SOURCE WHICH AMOUNTED TO $7,822) ...................................       1,076,913


   EXPENSES:
      Management fees ...................................................   $   1,732,330
      Administrative fee ................................................         432,922
      Bookkeeping fee ...................................................          68,804
      Custodian and transfer agent fees .................................         139,872
      Proxy and shareholder communication expense .......................          48,276
      Printing expense ..................................................          70,979
      Legal and audit fees ..............................................          53,442
      Directors' fees and expense .......................................          25,130
      NYSE fees .........................................................          25,637
      Miscellaneous expense .............................................          13,144
                                                                            -------------
         TOTAL EXPENSES ......................................................................       2,610,536
                                                                                                 -------------
   NET INVESTMENT LOSS .......................................................................      (1,533,623)


   REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gains on investments transactions:
      Proceeds from sales ...............................................     145,163,794
      Cost of investments sold ..........................................     126,176,313
                                                                            -------------
         Net realized gains on investment transactions .......................................      18,987,481

   Net unrealized appreciation on investments:
      Beginning of year .................................................      68,879,667
      End of year .......................................................      31,453,206
                                                                            -------------
         Change in unrealized appreciation-net ...............................................     (37,426,461)
                                                                                                 -------------

   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................................    $(19,972,603)
                                                                                                 =============

See Notes to Financial Statements.                  ALL-STAR GROWTH FUND      25

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
STATEMENT OF CHANGES IN NET ASSETS                                            -------------------------------
                                                                                 2000              1999
-------------------------------------------------------------------------------------------------------------
OPERATIONS:
      Net investment loss .................................................. $  (1,533,623)    $     (714,834)
      Net realized gains on investment transactions ........................    18,987,481         22,581,313
      Change in unrealized appreciation-net ................................   (37,426,461)         6,777,676
                                                                             --------------    --------------
      Net increase (decrease) in net assets resulting from operations ......   (19,972,603)        28,644,155
                                                                             --------------    --------------

DISTRIBUTIONS DECLARED FROM:
      Paid-in capital ......................................................      (780,707)           --
      Net realized gains on investments ....................................   (19,856,829)       (19,222,792)
      In excess of net realized gains on investments .......................    (1,207,593)           --
                                                                             --------------    --------------
      Total distributions ..................................................   (21,845,129)       (19,222,792)
                                                                             --------------    --------------

CAPITAL TRANSACTIONS:
      Increase in net assets from capital share transactions ...............     3,081,969         11,108,320
                                                                             --------------    --------------
      Total increase (decrease) in net assets ..............................   (38,735,763)        20,529,683

NET ASSETS:
      Beginning of year ....................................................    219,043,553       198,513,870
                                                                             --------------    --------------
      End of year ..........................................................   $180,307,790    $  219,043,553
                                                                             ==============    ==============


26        ALL-STAR GROWTH FUND                See Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
                                                -------------------------------------------------------------
                                                 2000          1999         1998         1997          1996
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year ........   $  13.44     $  13.03     $   12.89    $   11.27    $   10.55
                                                --------     --------     ---------    ---------    ---------
Income from Investment Operations:

   Net investment income (loss) .............      (0.09)       (0.05)        (0.03)       (0.02)        0.01

   Net realized and unrealized
        gains (losses) on investments .......      (1.15)        1.83          1.73         2.88         1.86
                                                --------     --------     ---------    ---------    ---------
Total from Investment Operations ............      (1.24)        1.78          1.70         2.86         1.87
                                                --------     --------     ---------    ---------    ---------
Less Distributions from:

   Net investment income ....................        --           --            --           --         (0.01)

   Paid-in capital ..........................      (0.05)         --          (0.83)         --           --

   Realized capital gains ...................      (1.22)       (1.23)        (0.52)       (1.24)       (1.01)

   In excess of realized capital gains ......      (0.07)         --            --           --           --
                                                --------     --------     ---------    ---------    ---------
Total Distributions .........................      (1.34)       (1.23)        (1.35)       (1.24)       (1.02)
                                                --------     --------     ---------    ---------    ---------
Change due to rights offering (a) ...........        --           --          (0.21)         --           --

Impact of shares issued
     in dividend reinvestment (b) ...........        --         (0.14)          --           --         (0.13)
                                                --------     --------     ---------    ---------    ---------
Total Distributions, Reinvestments
     and Rights Offering ....................      (1.34)       (1.37)        (1.56)       (1.24)       (1.15)
                                                --------     --------     ---------    ---------    ---------
Net asset value at end of year ..............   $  10.86     $  13.44     $   13.03    $   12.89    $   11.27
                                                ========     ========     =========    =========    =========
Market price at end of year .................   $  9.438     $ 10.813     $  11.438    $  11.938    $   9.250
                                                ========     ========     =========    =========    =========

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (c)

Based on net asset value ....................      (9.1)%       15.9%         15.3%        27.3%        18.3%

Based on market price .......................      (1.8)%        6.2%          9.3%        43.6%         9.3%


RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of year (millions) ........   $    180     $    219     $    199     $    167     $      137

Ratio of expenses to average net assets .....       1.21%        1.20%        1.22%        1.20%          1.35%

Ratio of net investment income (loss) to
     average net assets .....................      (0.71)%      (0.37)%      (0.22)%      (0.18)%         0.06%

Portfolio turnover rate .....................        62%          71%          33%          57%            51%


(a) Effect of Fund's rights offering for shares at a price below net asset value.
(b) Effect of payment of a portion of distributions in newly issued shares valued at a discount from net asset value.
(c) Calculated assuming all distributions reinvested at the actual reinvestment price and all primary rights exercised.


See Notes to Financial Statements.                 ALL-STAR GROWTH FUND       27

NOTES TO FINANCIAL STATEMENTS  DECEMBER 31, 2000
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES Liberty All-Star Growth Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company and commenced operations on March 14, 1986. The Fund's investment objective is to seek long term capital appreciation. The Fund is managed by Liberty Asset Management Company (the "Manager"). The Manager is a subsidiary of Liberty Financial Companies, Inc., a publicly traded company of which Liberty Mutual Insurance Company is the majority shareholder.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

VALUATION OF INVESTMENTS - Portfolio securities listed on an exchange and over-the-counter securities quoted on the NASDAQ system are valued on the basis of the last sale on the date as of which the valuation is made, or, lacking any sales, at the mean of the closing bid and asked quotations on that date. Over-the-counter securities not quoted on the NASDAQ system are valued at the most recent bid prices on that date. Securities for which reliable quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Board of Directors. Short-term instruments maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term instruments with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines that this does not represent fair value.

PROVISION FOR FEDERAL INCOME TAX - The Fund qualifies as a "regulated investment company." As a result, a federal income tax provision is not required for amounts distributed to shareholders.

OTHER - Security transactions are accounted for on the trade date. Interest income and expenses are recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

NOTE 2. FEES PAID TO AFFILIATES

Under the Fund's Management and Portfolio Management Agreements, the Fund pays the Manager a management fee for its investment management services at an annual rate of 0.80% of the Fund's average weekly net assets. The Manager pays each Portfolio Manager a portfolio management fee at an annual rate of 0.40% of the average weekly net assets of the investment portfolio managed by it. The Fund also pays the Manager a fee for its administrative services at an annual rate of 0.20% of the Fund's average weekly net assets. The annual fund management and administrative fees are reduced to 0.72% and 0.18%, respectively, on average weekly net assets in excess of $300 million. The aggregate annual fees payable by the Manager to the Portfolio Managers are reduced to 0.36% of the Fund's average weekly net assets in excess of $300 million. Colonial Management Associates, Inc., an affiliate of the Manager, provides bookkeeping and pricing services for $30,000 per year plus 0.0233% of the Fund's average weekly net assets over $50 million.


28       ALL-STAR GROWTH FUND

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 3. CAPITAL TRANSACTIONS
During the years ended December 31, 2000 and December 31, 1999, distributions in the amount of $3,081,969 and $11,108,320, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value, resulting in the issuance of 304,392 and 1,065,787 shares, respectively.

NOTE 4. SECURITIES TRANSACTIONS
Realized gains and losses are recorded on the identified cost basis for both financial reporting and federal income tax purposes. The cost of investments purchased and the proceeds from investments sold excluding short-term debt obligations for the year ended December 31, 2000 were $129,761,094 and $145,163,794, respectively.

     The Fund may enter into repurchase agreements and require the seller of the instrument to maintain on deposit with the Fund's custodian bank or in the Federal Reserve Book-Entry System securities in the amount at all times equal to or in excess of the value of the repurchase agreement plus accrued interest. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 5. DISTRIBUTIONS TO SHAREHOLDERS
The Fund currently has a policy of paying distributions on its common shares totaling approximately 10% of its net asset value per year, payable in four quarterly distributions of 2.5% of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date.

     Distributions to shareholders are recorded on the ex-dividend date. The characterization of income and capital gain distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications are excluded from the per share amounts in the Financial Highlights.

                                                     ALL-STAR GROWTH FUND     29

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF DIRECTORS OF LIBERTY ALL-STAR GROWTH FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty All-Star Growth Fund, Inc. (the "Fund") at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the years ended December 31, 2000 and 1999 in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for periods prior to January 1, 1999 were audited by other independent accountants whose report dated February 12, 1999 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2001



30        ALL-STAR GROWTH FUND

                            AUTOMATIC DIVIDEND REINVESTMENT & CASH PURCHASE PLAN
--------------------------------------------------------------------------------

Each shareholder of the Fund will automatically be a participant in the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan as amended June 30, 1996 (the "Plan"), unless the shareholder specifically elects otherwise by writing to the agent for participants in the Plan, State Street Bank and Trust Company (the "Plan Agent"), P.O. Box 43011, Providence, RI 02940-3011 or by calling 1-800-LIB-FUND (1-800-542-3863). Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee must notify their brokerage firm, bank or nominee if they do not wish to participate in the Plan.

     Under the Plan, all dividends and other distributions on shares of the Fund are automatically reinvested by the Plan Agent in additional shares of the Fund. Distributions declared payable in shares or cash at the option of shareholders are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not a discount of more than 5 percent from market price). Distributions declared payable only in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices. If, prior to the Plan Agent's completion of such open market purchases, the market price of a share equals or exceeds its net asset value, the remainder of the distribution will be paid in newly issued shares valued at net asset value (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

     Participants in the Plan have the option of making additional cash payments in any amount from $100 to $3,000 on a monthly basis for investment in shares of the Fund purchased on the open market. These voluntary cash payments will be invested on or about the 15th day of each calendar month, and voluntary payments should be sent so as to be received by the Plan Agent no later than 10 days before the next investment date. Barring suspension of trading, voluntary cash payments will be invested within 45 days of receipt. A participant may withdraw a voluntary cash payment by written notice received by the Plan Agent at least 48 hours before such payment is to be invested.

     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

     There is no charge to participants for reinvesting distributions pursuant to the Plan. The Plan Agent's fees are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions declared payable in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions declared payable only in cash.

     With respect to purchases from voluntary cash payments, the Plan Agent will charge $1.25 for each such purchase for a participant, plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing shares for all participants in blocks and prorating the lower commission thus attainable.

     Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee will be able to participate in the Plan only if their brokerage firm, bank or nominee is able to do so on their behalf. Shareholders participating in the Plan through a brokerage firm may not be able to transfer their shares to another brokerage firm and continue to participate in the Plan.

     Shareholders may terminate their participation in the Plan by written notice to the Plan Agent, State Street Bank and Trust Company, c/o EquiServe, P.O. Box 43011, Providence, RI 02940-3011. Such termination will be effective immediately if received not less than 10 days prior to the record date for a dividend or distribution; otherwise it will be effective on the first business day after the payment date of such dividend or distribution. On termination, participants may either have certificates for the Fund shares in their Plan accounts delivered to them or have the Plan Agent sell such shares in the open market and deliver the proceeds, less a $2.50 fee plus brokerage commissions, to the participant.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan.


                                                    ALL-STAR GROWTH FUND      31

TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

All 2000 distributions whether received in cash or shares of the Fund consist of the following:
(1) ordinary income
(2) long-term capital gains distributions and
(3) return of capital


Below is a table that details the breakdown of each 2000 distribution for federal income tax purposes.

TAX STATUS OF 2000 DISTRIBUTIONS

---------------------------------------------------------------------------------------------
                                         ORDINARY INCOME
                                    -------------------------
                                        NET        SHORT-TERM     LONG-TERM
                       AMOUNT       INVESTMENT      CAPITAL        CAPITAL        RETURN OF
      DATE PAID       PER SHARE       INCOME         GAINS          GAINS          CAPITAL
---------------------------------------------------------------------------------------------
      03/20/00         $0.32            --           6.79%           90.11%         3.10%

      06/19/00         $0.33            --            --             96.28%         3.72%

      09/18/00         $0.36            --            --             96.28%         3.72%

      01/02/01         $0.33            --            --             96.28%         3.72%

FOR CORPORATE SHAREHOLDERS
--------------------------------------------------------------------------------
37% of the ordinary income dividends qualify for the 70% dividend received deduction available for corporations for the year ended December 31, 2000.



32     ALL-STAR GROWTH FUND

[LOGO] ALL-STAR GROWTH FUND-SM-

FUND MANAGER
Liberty Asset Management Company
Federal Reserve Plaza
600 Atlantic Avenue
Boston, Massachusetts 02210-2214
617-722-6036
www.all-starfunds.com

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers, LLP
160 Federal Street
Boston, Massachusetts 02110

CUSTODIAN
JP Morgan Chase and Company
270 Park Avenue
New York, New York 10017-2070

INVESTOR ASSISTANCE,
TRANSFER & DIVIDEND
DISBURSING AGENT & REGISTRAR
State Street Bank and Trust Company c/o EquiServe
P.O. Box 43011, Providence, Rhode Island 02940-3011
1-800-LIB-FUND (1-800-542-3863)
www.equiserve.com

LEGAL COUNSEL
Bingham Dana LLP
150 Federal Street
Boston, Massachusetts 02110

DIRECTORS
Robert J. Birnbaum*
James E. Grinnell*
Richard W. Lowry*
William E. Mayer
Dr. John J. Neuhauser*
Joseph R. Palombo

OFFICERS
Joseph R. Palombo, Chairman of the Board of Directors
William R. Parmentier, Jr., President and Chief Executive Officer
Kevin M. Carome, Executive Vice President
Christopher S. Carabell, Vice President
Mark T. Haley, Vice President
J. Kevin Connaughton, Treasurer
William J. Ballou, Secretary


* Member of the audit committee.

[LOGO]
 ASG
LISTED
 NYSE

[LOGO] ALL-STAR GROWTH FUND-SM-            Liberty Asset Management Company,
                                           Fund Manager
                                           Federal Reserve Plaza
                                           600 Atlantic Avenue
                                           Boston, Massachusetts 02210-2214
                                           617-722-6036
                                           www.all-starfunds.com

                                           [LOGO]            [LOGO]
                                             ASG         A MEMBER OF THE
                                           LISTED          CLOSED-END
                                            NYSE              FUND
                                                        ASSOCIATION, INC.
                                                     WWW.CLOSED-ENDFUNDS.COM


[GRAPHIC - STAR]